UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd, 4th Floor Fort Worth, TX	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 309-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $230.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01. Other Events.

Sponsorship of Sebastian Murray on the INDY NXT by Firestone series

On May 02, 2025, Sports.com and Lottery.com Inc. (collectively the “Company” or “Lottery.com”) entered into a Sponsorship Agreement (the “Sponsorship”) with Sebastain Murray (“Murray”) the Scottish-born racing driver based in Dubai competing in the INDY NXT by Firestone series driving for the Andretti Cape Team. The Andretti Cape Team is part of Andretti Global and TWG Motorsports, led by Dan Towriss. The Sponsorship will be for the thirteen (13) remaining races in the 2025 season and includes: Vehicle branding (Lottery.com (rear wing), Sports.com (front wing)); branded driver overalls; co-branded Novara Cables assets; media rights for promotional use and social media activations (20 tagged posts); production rights to the content series: ‘Rookie Road’; monthly interviews; hospitality package including Best Endeavours for six passes per race; and Grid Walk access at three races. In consideration for this Sponsorship the Company shall pay fifty thousand U.S. dollars ($50,000) in cash paid in three tranches between now and the end of the season and fifty thousand U.S. dollars ($50,000) in Company common stock valued at three U.S. dollars ($3.00) per share or approximately 16,666 shares. The shares are to be restricted until the end of the 2025 Indy NXT Season. The Sponsorship does include a “Top-off” guarantee to ensure a minimum of fifty thousand U.S. dollars ($50,000) value when the restriction is lifted.

The above-described Sponsorship will be qualified in its entirety by the forms that will be filed and attached as exhibits to the Company’s forthcoming 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Matthew McGahan
Name:	Matthew McGahan
Title:	Chief Executive Officer

May 2, 2025